UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 4, 2017

Ohr Pharmaceutical, Inc.

 (Exact Name of Registrant as Specified in Its Charter)

Delaware	333-88480	46-5622433
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

800 Third Avenue, 11th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 682-8452
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 4, 2017, Ohr Pharmaceutical, Inc. issued a press release announcing that it intends to offer shares of its common stock and warrants to purchase shares of its common stock in a public offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

4.1	Form of Warrant

10.1	Form of Securities Purchase Agreement

99.1	Press Release dated April 4, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OHR PHARMACEUTICAL, INC.
(Registrant)

Date: April 4, 2017	By:	/s/ Sam Backenroth
Sam Backenroth
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Warrant

10.1	Form of Securities Purchase Agreement

99.1	Press Release dated April 4, 2017